UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 28, 2019

Blueprint Medicines Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37359	26-3632015
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

45 Sidney Street
Cambridge, Massachusetts 02139	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 374-7580

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement

On March 28, 2019, Blueprint Medicines Corporation  (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC and Cowen and Company, LLC, as representatives of the underwriters named therein (collectively, the “Underwriters”), relating to an underwritten public offering (the “Offering”) of 4,054,054 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), at a price to the public of $74.00 per share (the “Offering Price”). The Company has also granted the Underwriters a 30-day option to purchase up to an additional 608,108 shares of Common Stock at the Offering Price. After deducting the underwriting discounts and commissions and estimated offering expenses, the Company expects to receive net proceeds from the Offering of approximately $284.5 million (or approximately $327.2 million if the underwriters exercise in full their option to purchase additional shares).

The Offering was made pursuant to the Company’s effective automatic shelf registration statement on Form S-3ASR (File No. 333-216573), as supplemented by a prospectus supplement dated March 28, 2019, filed on March 29, 2019. The Offering is expected to close on or about April 2, 2019, subject to the satisfaction of customary closing conditions.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

A copy of the legal opinion of Goodwin Procter LLP relating to the legality of the issuance and sale of the shares in the Offering is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 8.01                                           Other Events

On March 28, 2019, the Company issued a press release announcing the pricing of the Offering. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of March 28, 2019, among Blueprint Medicines Corporation and Goldman Sachs & Co. LLC and Cowen and Company, LLC, as representatives of the underwriters named therein

5.1	Opinion of Goodwin Procter LLP

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

99.1	Press release issued by Blueprint Medicines Corporation on March 28, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEPRINT MEDICINES CORPORATION

Date: March 29, 2019	By:	/s/ Jeffrey W. Albers
Jeffrey W. Albers
Chief Executive Officer

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